                                                                   EXHIBIT 10.25

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                            MASTER LICENSE AGREEMENT
                            ------------------------

This Master License Agreement ("Agreement") is made and entered into as of the 21st of October 1996, by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, having a principal place of business at Merrill Lynch World Headquarters North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281 ("Customer") and Peritus Software Services, Inc., a Delaware corporation, having a principal place of business at 304 Concord Road, Billerica, Massachusetts 01821 ("Licensor").

                              W I T N E S S E T H
                              - - - - - - - - - -

           That, for and in consideration of the mutual promises and covenants hereinafter contained, the parties hereto agree as follows:

                    ARTICLE 1 - GRANT AND SCOPE OF LICENSE
                    --------------------------------------

1.1 Licensor hereby grants to Customer a non-exclusive, perpetual license to use those software products and related documentation ("Licensed Products") described on each schedule executed by Licensor and Customer substantially in the form of Exhibit 1 hereto ("Schedule"), commencing upon the delivery to
            ---------
Customer of such Licensed Products and continuing thereafter until terminated in accordance with the provisions of the applicable Schedule.

l.2 Each Schedule, when executed by an authorized representative of both parties, shall constitute a separate agreement and except for any provisions herein which are specifically excluded or modified in such Schedule, each such Schedule shall incorporate therein all of the terms and conditions of this Agreement. Each Schedule shall be consecutively numbered to facilitate identification and shall include a description of the Licensed Products covered thereunder, the standard published specifications together with other mutually agreed to specifications for the Licensed Products ("Specifications"), the site where the server computer is installed ("Installation Site"), the date the Licensed Products are to arrive at the Installation Site ("Scheduled Delivery Date"), the name of the person to whom the Licensed Products are to be shipped ("Deliver To"), the applicable license fee ("License Fee"), the annual maintenance fee ("Annual Maintenance Fee"), the name of the person to whom the invoices for the Licensed Products should be sent ("Invoice To"), the nature and scope of the licenses granted ("Type of License") in accordance with Sections
1.2.1 through 1.2.6 (as applicable) and such other terms and conditions as the parties may wish to include. In the event of any conflict between the terms of this Agreement and the terms of any Schedule, the terms of such Schedule shall govern. License options may be described in Schedules in accordance with the following:

        1.2.1 Server License - Licensed Products provided under this option may be installed on and processed by the number of Server computers installed at the Installation Site indicated on the Schedule. As used herein "Server" computer shall mean a data station that provides facilities to other stations in a computer network.

        1.2.2 Client License - Licensed Products provided under this option may be installed on and processed by the number of workstation and/or personal computers ("Clients") indicated on the Schedule, regardless of their location, which have electronic access to the Server computer located at the Installation Site indicated on the Schedule.

        1.2.3 Concurrent User License - Licensed Products provided under this option may be installed on and processed by the Server computer located at the Installation Site indicated on the Schedule, and may be installed on and simultaneously processed by the number of workstation and/or personal computers ("Concurrent Users") indicated on the Schedule, regardless of their location, which have electronic access to the Server computer located at the Installation Site indicated on the Schedule.

        1.2.4 End User License - Licensed Products provided under this option may be installed on and processed by the Server computer located at the Installation Site indicated on the Schedule, and may be installed on and processed by the number of workstation and/or personal computers ("End Users") indicated on the Schedule, regardless of their location, which have electronic access to the Server computer located at the Installation Site indicated on the Schedule.

        1.2.5 Workstation License - Licensed Products provided under this option may be installed on and processed by the number of workstation and/or personal computers ("Workstations") indicated on the Schedule, regardless of their location.

        1.2.6 Enterprise License - Licensed Products provided under this option may be used by Customer without limitation as to the number or location of Server, workstation and/or personal computers the Licensed Products may be installed on or processed by.

1.3 Customer, its parent company or any of its or their subsidiary or affiliated companies, may execute Schedules in accordance with the terms and conditions of this Agreement. In such event, any such entity shall be considered the "Customer" as such term is used herein and shall be subject to all of the terms and conditions of this Agreement, except as expressly provided in the Schedule. Any such Schedule shall be deemed to be a two-party agreement between Licensor on the one hand and the Customer entity on the other hand; provided that any discount applicable to Customer shall apply to such Schedule and such Schedule shall be counted toward the calculation of any discount.

1.4 Customer may make additional copies of each of the Licensed Products for use at the applicable Installation Site and shall be entitled to keep copies of the Licensed Products off Customer's premises for purposes of safekeeping, without payment of an additional license fee therefor. Customer may, at any time upon written notice to Licensor and at no charge, transfer any license to use the Licensed Products to any other Customer site and/or computer, or to a computer belonging to a third party (including without limitation, third party service bureau vendors who may process Customer's business) with whom the Customer has contracted to obtain service if said party agrees in writing to comply with the terms of this Agreement and restrict the use of the Licensed Products to Customer. Customer may, at no charge and without notice, use any Licensed Product at another site and/or computer on a temporary basis for the purposes of program testing and emergency backup and may provide the Licensed Products to a third party who has been retained by Customer to load the Licensed Products onto Customer's computing equipment at Customer's site or such third party's site.

     1.4.1 Customer may, without notice and subject only to any express restrictions in the applicable Schedule as to the number of users authorized to use the Licensed Products, install and process the Licensed Products on alternative workstations, personal or portable computers at any time the Licensed Products are not being used on the workstation and/or personal computer on which the Licensed Products would normally reside.

     1.4.2 With respect to any license that restricts the use of the Licensed Products to a particular Installation Site, if the workload for which such Licensed Products are used is transferred to another Installation Site, the Customer may use the Licensed Products at the original and new Installation Sites for a period of six (6) months, at no additional charge, to support parallel operations and testing of the transferred workload. Upon expiration of this period the original Installation Site will cease using the Licensed Products.

     1.4.3 If Customer desires to use the Licensed Products in combination with a operating system, database or other computer programs that the Licensed Products were not designed to operate with and, a different version of the Licensed Products is required to operate with such system, database or programs and is generally available from the Licensor, Customer may acquire a license for the required version of the Licensed Products for a fee not to exceed the lesser of (i) the then current list license fee for the required version of the Licensed Products less the license fee paid for the original version of the Licensed Products, or (ii) the difference in then current list license fees for the original and required versions of the Licensed Products, discounted by the percent specified in Exhibit 2 to this Agreement. Customer may use both versions of the Licensed Products until the new version of the Licensed Products has been placed into Production. "Production" shall be deemed to occur on the date the Customer is using the new version of the Licensed Products in a "live" environment to support the business requirements for which the new version of the Licensed Products has been acquired. Upon use of such Licensed Products in Production, Customer shall, except for archival purposes, discontinue use of the original version of the Licensed Products and shall use only the new version of the Licensed Products.

1.5 As between Licensor and Customer, Licensor retains title to the Licensed Products provided hereunder and does not convey any proprietary interest therein to Customer other than the licenses as specified herein.

1.6 Customer acknowledges that Licensor considers the Licensed Products provided hereunder to be proprietary to Licensor. For as long as the Licensed Products are in Customer's possession, Customer agrees that unless Customer has obtained Licensor's prior written consent (such consent not to be unreasonably withheld), Customer shall keep the applicable Licensed Products confidential and prevent disclosure of such Licensed Products to any person, firm or enterprise other than Customer, its subsidiaries and affiliated companies and its or their employees (for purposes not inconsistent with Customer's permitted use of the Licensed Products), employees or representatives of Licensor, or other persons on Customer's premises for purposes related to Customer's permitted use of the Licensed Products.

        1.6.1 Notwithstanding the foregoing, Customer shall not be required to take any steps to keep confidential and prevent disclosure of the Licensed Products other than those steps Customer normally takes to protect its own similar confidential information. Customer's obligation of confidentiality shall not apply to information which: (i) is already known to Customer at the time of disclosure; (ii) is obtained by Customer from a third party without restrictions; (iii) is in the public domain through no fault of Customer; (iv) is independently developed by Customer; or (v) is required to be disclosed by law or court order (provided that the Customer shall notify Licensor of any such requirement prior to disclosure in order to afford Licensor an opportunity to seek a protective order to prevent or limit disclosure).

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

1.7 Licensor hereby acknowledges and agrees that Customer shall have the right to modify any of the Licensed Products provided to Customer hereunder, create additional computer programs that operate in combination with the Licensed Products, or may pay the Licensor a fee to provide such modifications or additional computer programs and that Customer may use said modifications and/or additional computer programs in combination with the Licensed Products provided to Customer hereunder. Licensor further agrees that all right, title and interest in and to said modifications or additional computer programs (including, without limitation, the Source Code for said modifications or additional computer programs and the right to own all copyrights and patents relating thereto) and, any data used in combination with, or output derived from the use of the Licensed Products or said modifications or additional computer programs, shall vest in Customer and shall be the sole and exclusive property of Customer.

1.8 Licensor agrees to give Customer discounts for the Licensed Products and services not included in the license or maintenance fee in accordance with the provisions of Exhibit 2 which is attached hereto and made a part hereof.
              ---------

1.9 This Agreement shall commence as of the date first above written and shall continue in effect thereafter unless and until terminated in accordance with the provisions of this Agreement.

                ARTICLE 2 - DELIVERY; INSTALLATION; ACCEPTANCE
                ----------------------------------------------

2.1 Licensor agrees to deliver the Licensed Products on the Scheduled Delivery Date to the applicable Installation Site.

2.2 Licensor agrees to install the Licensed Products ready for use and in good working order at the applicable Installation Site as soon as possible after delivery *** *********************************. Licensor agrees to repair any damage caused by Licensor, its employees, agents, or contractors during installation and Licensor will hold Customer harmless from any and all claims, losses, or expenses (including reasonable attorneys' fees) arising from such installation.

2.3 Following successful completion of the installation of each Licensed Product, Licensor shall tender such Licensed Product to Customer for On-Site acceptance testing and Customer shall conduct an acceptance test of such Licensed Product for a period of ******************* (the "Acceptance Test"), to determine if the Licensed Product performs in accordance with: (i) the Specifications; (ii) selected other test criteria as are mutually agreed to by Licensor and Customer in the applicable

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

Schedule, [(i) and (ii) are collectively the "Acceptance Test Criteria")]; and
(iii) the requirements and expectations of Customer. Licensor agrees to assist Customer, as needed, in the performance of such Acceptance Test. For the purposes of this Agreement, "business days" shall be those days from Monday through and including Friday which are not national banking holidays.

2.4 Customer agrees to notify Licensor in writing within ************ after expiration of the Acceptance Test of either its acceptance or rejection of the applicable Licensed Product.

           2.4.1 If Customer rejects any Licensed Product, Customer may: (i) immediately terminate the applicable Schedule without any further obligation or liability of any kind; or (ii) require Licensor to correct the deficiencies disclosed by the Acceptance Test Criteria and repeat such Acceptance Test until successfully completed, reserving the right to terminate as aforesaid at anytime. Upon any such termination, Customer agrees to return the Licensed Products involved, together with any materials furnished to Customer by Licensor in connection therewith, without further obligation or liability of any kind to Licensor.

           2.4.2 If Customer accepts any Licensed Product, Licensor may invoice Customer, at any time after the date that Customer has notified Licensor in writing of the acceptance of such Licensed Product (the "Acceptance Date"), for the applicable License Fee, and such invoice shall be payable by Customer within thirty (30) days of Customer's receipt of said invoice.

                          ARTICLE 3 - SOFTWARE ESCROW
                          ---------------------------

3.1 Upon execution of any Schedule hereunder, Licensor agrees to keep and maintain current in escrow a master tape of the source code for each Licensed Product, as well as any enhancements, corrections and related documentation ("Source Code"). Licensor will deliver the Source Code for the Licensed Products covered under such Schedule to the third party designated below, or any successor thereof, who shall act as escrow agent ("Escrow Agent"). The Escrow Agent shall be paid by Licensor. In the event that Licensor shall be unwilling or unable to maintain the Licensed Products for any reason, including, but not limited to, suspension or discontinuance of business or unwillingness to support and maintain the Licensed Products, the Escrow Agent shall be instructed by Customer to deliver a copy of the tape containing the Source Code to the Customer at the applicable Installation Site. In the event that Customer receives the Source Code in the manner provided hereunder, such Source Code shall be subject to the terms of Section 1.6 and
1.6.1 herein. Title to the Source Code shall remain with Licensor. Customer shall have the right at any time to contact the Escrow Agent for purposes of confirming the existence of the Source Code and documentation including updates thereto and for verification of the instructions to the Escrow Agent to release the Source Code under the circumstances specified hereto in this paragraph. In addition, upon Customer's request, Licensor shall enter into and shall cause the Escrow Agent to enter into a separate source code escrow agreement for the benefit of Customer, in a form reasonably acceptable to all such parties.

Escrow Agent:
                  ------------------------------------
                  ------------------------------------
                  ------------------------------------


           3.1.1 When Customer shall come into possession of the Source Code in accordance with this Agreement, Customer shall thereafter have the absolute right to modify such Source Code to perform any functions which Customer deems desirable, limited, however, to Customer's internal use only. The Source Code as so modified shall, nonetheless, remain subject to the same restrictions on use, reproduction and disclosure as are contained in this Agreement with respect to the Licensed Products. Upon any such modification, Licensor shall thereafter be released from any responsibility to maintain the Licensed Products.

                    ARTICLE 4 - DOCUMENTATION AND TRAINING
                    --------------------------------------

4.1 On the Scheduled Delivery Date for each of the Licensed Products, Licensor shall deliver to Customer at the applicable Installation Site two (2) copies of its standard operational instructions and documentation for such Licensed Products. Such operational instructions and program documentation shall include, but shall not be limited to, the following: a Licensed Products Users' Guide; a copy of associated control statements required for operation, and use of the object code (including control statements for assembly, linkage and other utilities) in machine readable form; and any other documentation used to describe the Licensed Products and which is provided by Licensor to its other customers.

           4.1.1 The documentation furnished in accordance with Section 4.1 hereof shall accurately describe the installation procedures, user instructions and internal operating logic of the Licensed Products provided hereunder.

           4.1.2 If the documentation described in Section 4.1 is revised at any time or if additional documentation is developed by Licensor with respect to the Licensed Products, Customer shall be entitled to receive, at no charge for so long as maintenance services are to be provided by Licensor in accordance

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

           with Article 5 hereof, copies of such revised or additional documentation produced by Licensor.

           4.1.3 Customer shall have the right to reproduce any documentation provided hereunder in order to satisfy its own internal requirements provided that such reproduction shall solely be for the use of Customer and shall contain Licensor's proprietary and/or copyright notice(s). If Customer requests Licensor to furnish additional copies of any such documentation, Licensor shall furnish such additional copies to Customer at Licensor's then current standard charge.

           4.1.4 Unless otherwise expressly agreed in a Schedule, all documentation, materials and output derived from the use of the Licensed Products shall be in the English language, or if requested by Customer and if available, the language spoken in the jurisdiction where the Licensed Products are used.

4.2 For each Licensed Product at each Installation Site, Licensor shall provide to Customer *********************** training, orientation and technical support sufficient to enable an initial and adequate number of Customer personnel to use such Licensed Product together with any additional training, orientation and technical support mutually agreeable to Customer and Licensor, or otherwise provided by Licensor to its other commercial customers. The location of such training, orientation and technical support shall be at the applicable Installation Site or at such other mutually agreed upon location(s). The scheduling for such training, orientation and technical support shall be determined by Customer.

           4.2.1 Additional training, orientation and other support services not otherwise specified herein or in the applicable Schedule **************** will be furnished by Licensor at Customer's request, at Licensor's standard, published charges then in effect for same.

4.3 Customer may video or audio tape for Customer's own use any training session provided by Licensor and may reproduce any associated documentation, manuals, and coding sheets for Customer's own use provided that all titles, logos and copyrights are also reproduced.

                 ARTICLE 5 - MAINTENANCE OF LICENSED PRODUCTS
                 --------------------------------------------

5.1 Commencing upon the date of delivery of each Licensed Product and continuing thereafter in accordance with the provisions of this Agreement, Licensor

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

agrees to provide the following maintenance services for such Licensed Product ("Maintenance Services"):

           5.1.1 Licensor shall correct any failure of the Licensed Product to operate in accordance with the applicable Acceptance Test Criteria.

           5.1.2 Licensor shall provide to Customer all revisions, updates, improvements, modifications, corrections, releases and enhancements (the "Updates") to the Licensed Products. Such Updates shall not degrade the performance, functioning or operation of the Licensed Products provided hereunder. If any such Updates are acceptable to Customer, Licensor agrees to give Customer all necessary assistance to install same, at no cost to Customer. If any such Update is not acceptable to Customer, Customer may refuse to accept same, and, in such event, Licensor agrees to maintain the Licensed Product in the form in effect on the date Licensor requested Customer to accept any such Update. For purposes of this Agreement, an Update once incorporated into any Licensed Product hereunder shall be considered a "Licensed Product" for all purposes hereunder.

           5.1.3 Licensor shall make available to Customer, ******************* any and all modifications to each Licensed Product that may be required to enable same to operate in conjunction with any new generally available releases and versions of the operating system, database and other computer programs with which the installed version of the Licensed Products have been designed to operate.

           5.1.4 Licensor shall provide remote technical assistance and consultation to Customer at any time during Customer's normal working hours.

           5.1.5 Licensor shall correct any malfunction, defect or nonconformity in each Licensed Product provided hereunder following telephonic notification by Customer to Licensor of any such malfunction, defect or nonconformity which prevents the Licensed Product from performing in accordance with the Acceptance Test Criteria, the documentation provided hereunder and such other warranties, descriptions and specifications as may be set forth herein or in a Schedule. Licensor agrees to respond by telephone to any such request made during normal business hours, Monday through Friday, **************** *****. If in the determination of Customer, any malfunctions, defect or nonconformity cannot be satisfactorily corrected through such telephone communication, Licensor agrees to respond ***************************************

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

           *********************************************************************
           ******************************** of Customer's initial request. If such problem is the result of Customer misuse of Licensed Product or unrelated to Licensed Product, Customer shall reimburse Licensor at Licensor's then current published standard rates for such services.

           5.1.6 Licensor will repair any damage caused by its employees, agents, or contractors while performing the Maintenance Services and Licensor will hold Customer harmless from any and all claims, losses, or expenses (including reasonable attorneys' fees) arising from such Maintenance Services.

           5.1.7 Licensor will provide Customer with any new Licensed Product which incorporates the function of or is intended to replace a Licensed Product which Customer has under Maintenance Services, or which Customer has licensed but for which Licensor had made Maintenance Services generally unavailable for reasons other than Customer's failure to renew Maintenance Services.

5.2 Commencing upon the date of delivery of each Licensed Product ************* ***************** year from the Acceptance Date thereof, Licensor shall provide Maintenance Services ***** to Customer. Thereafter, Licensor shall provide Maintenance Services for the Annual Maintenance Fee set forth on the applicable Schedule, which shall not exceed ********* of the applicable License Fee set forth on the applicable Schedule.

           5.2.1 Notwithstanding anything to the contrary contained in
           Section 5.2, **************************** the Annual Maintenance Fee
           for any of the Licensed Products unless such Annual Maintenance Fee ********************************************, whereupon Licensor may then ******** the Annual Maintenance Fee effective upon the second and each succeeding anniversary of the Acceptance Date of the Licensed Products involved provided that such increase shall not ******* ******** of the Annual Maintenance Fee in effect for the twelve (12) month period immediately prior to ************* and provided further that after ***************** the charge payable by Customer shall not exceed Licensor's then current standard charge for such service.

           5.2.2 Licensor agrees to invoice Customer annually in advance for the Annual Maintenance Fee at least sixty (60) days prior to the anniversary of the Acceptance Date for the Licensed Product involved and shall prorate the first Annual Maintenance Fee for each Licensed Product so that all

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

           Maintenance Services shall expire as of December 31 of each year. Each such invoice shall be payable within thirty (30) days of the anniversary of the Acceptance Date; provided, however, that Customer shall have the right to terminate Maintenance Services at any time upon written notice to Licensor.

           5.2.3. Customer may reinstate Maintenance Services for any Licensed Product hereunder by paying a reinstatement charge consisting of an amount equivalent to the pro rata portion of Annual Maintenance Fee that would have been due hereunder for the period elapsed since termination; provided, however, that such reinstatement charge shall not exceed **************** of the license fee for such Licensed Product in effect at the time of reinstatement.

                            ARTICLE 6 - WARRANTIES
                            ----------------------

6.1 Licensor warrants to Customer that: (i) Licensor has the right to furnish to Customer the Licensed Products and other materials covered hereunder free of all liens, claims, encumbrances and other restrictions except as stated to the contrary herein; (ii) Customer shall quietly and peacefully possess the Licensed Products and other materials furnished hereunder subject to and in accordance with the provisions of this Agreement; and (iii) Customer's permitted use and possession of the Licensed Products and other materials will not be interrupted or otherwise disturbed by any entity asserting a claim under or through Licensor.

6.2 Licensor warrants that each of the Licensed Products: (i) shall be free from any defects in material and workmanship; and (ii) shall perform in accordance with the applicable Acceptance Test Criteria and Licensor's operating and user documentation applicable to the version of the Licensed Products provided to Customer hereunder and such other warranties, descriptions and specifications set forth hereunder.

6.3 Licensor warrants to Customer that the documentation provided by Licensor hereunder will faithfully and accurately reflect the Licensed Products provided to Customer hereunder.

6.4 Licensor warrants that commencing upon the delivery of each Licensed Product ******************************** from the Acceptance Date thereof, Licensor shall, ************************* maintain such Licensed Product in accordance with Article 5, and thereafter for so long as Customer has subscribed to Maintenance Services hereunder.

6.5 Licensor warrants that any Maintenance Services or other services provided by Licensor hereunder will be performed in a professional manner by qualified personnel.

6.6 Licensor warrants that, unless otherwise expressly provided for and disclosed on a Schedule, the Licensed Products will be provided to Customer free of any "virus", "worm", "self destruction", "disabling", "lock out" or "metering" device, as such terms are understood in the computer industry, which could impair Customer's use of the Licensed Products.

6.7 Licensor warrants and covenants that no employee, agent or representative of Customer has been offered, shall be offered, has received, or shall receive, directly or indirectly, any benefit, fee, commission, dividend, gift, or consideration of any kind in connection with this Agreement. Licensor will not, at any time, offer gratuities or any merchandise, cash, services, or other inducements to the employees of Customer. Violation of this provision shall be grounds for immediate termination of this Agreement and all Schedules executed hereunder.

6.8 Licensor further warrants and represents that the Licensed Products provided to Customer hereunder are compliant with the Standards For Year 2000 Operation (as such term is defined below). Licensor agrees to provide, upon request by Customer, evidence sufficient to demonstrate adequate testing of the Licensed Products to meet the foregoing requirements. For the purposes of this Agreement, the Standards For Year 2000 Operation shall mean that the occurrence in or use by the Licensed Products of dates on or after January 1, 2000 (the "Millennial Dates") will not adversely affect the performance of the Licensed Products with respect to date- dependent data, computations, output, or other functions (including, without limitation, calculating, comparing and sequencing) and that the Licensed Products will create, store, process and output information related to or including Millennial Dates without errors or omissions. In the event that the Licensed Products fail to so comply, Licensor shall, promptly upon request by and at no charge to Customer, furnish such materials and services as shall be necessary to bring the Licensed Products into compliance. The warranty set forth in this Section 6.8 shall apply only to the operation of the Licensed Products themselves, and shall not be understood as a warranty of the Licensed Products' ability to identify and correct Millenial Dates in other programs.

                 ARTICLE 7 - PATENT AND COPYRIGHT INFRINGEMENT
                 ---------------------------------------------

7.1 Licensor agrees to defend and/or handle at its own expense, any claim or action against Customer, its parent company, and/or its or their subsidiaries or affiliated companies, for actual or alleged infringement of any patent, copyright or similar property right (including, but not limited to, misappropriation of trade secrets) based upon the Licensed Products or any other materials furnished hereunder by Licensor or based on Customer's use thereof.

           7.1.1 Licensor shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto; provided, however, that Licensor may not hold Customer to any settlement or agreement without its prior written consent.

7.2 Licensor further agrees to indemnify and hold Customer, its parent company, and/or its or their subsidiaries and affiliated companies, harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Customer, its parent company, and/or its or their subsidiaries or affiliated companies in accordance with this Article 7.

7.3 Licensor agrees to give Customer prompt written notice of any threat, warning or notice of any such claim or action against Licensor or any other user or any supplier of components of the Licensed Product covered hereunder, which could have an adverse impact on Customer's use of same, provided Licensor knows or has reason to know of such claim or action.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


               ARTICLE 8 - CONFIDENTIAL INFORMATION OF CUSTOMER
               ------------------------------------------------

8.1 During the term of this Agreement and for a period of five (5) years from the date of termination of this Agreement, Licensor will regard and preserve as confidential all information related to the business of Customer, its parent company, and/or its or their subsidiaries, affiliated companies or clients that may be obtained by Licensor from any source as a result of this Agreement. Licensor will not, without first obtaining Customer's prior written consent, disclose to any person, firm or enterprise, or use for its benefit, any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, developments or related information of Customer, its parent company, and/or its or their subsidiaries, affiliated companies or clients concerning past, present or future business activities of said entities.

8.2 Notwithstanding the foregoing, Licensor shall not have an obligation of confidentiality with respect to information which: (i) is already known by Licensor at the time of disclosure without restriction or breach of any agreement; (ii) is obtained from a third party without restriction or breach of this Agreement; (iii) is in the public domain through no fault of the Licensor;
(iv) is independently developed by Licensor; or (v) is required to be disclosed by law or court order (provided that the Licensor shall notify the Customer of any such requirements prior to disclosure in order to afford Customer an opportunity to seek a protective order to prevent or limit disclosure).

                               ARTICLE 9 - TAXES
                               -----------------

9.1 Customer agrees to pay (in accordance with Section 9.2 below) all taxes levied by a duly constituted taxing authority against or upon the Licensed Product or their use, or arising out of this Agreement, including Value Added Tax ("VAT") and/or any similar, additional or replacement duty, levy or tax applicable to the fees payable under this Agreement or any services provided hereunder, exclusive, however, of personal property taxes and taxes based on Licensor's income or gross receipts, which taxes shall be paid by Licensor. Licensor will cooperate with Customer in obtaining any VAT refund available to Customer.

9.2 Customer agrees to pay any tax for which it is responsible under the terms of Section 9.1 hereof, which may be levied on or assessed against Customer directly, and, if any such tax is paid by Licensor, to reimburse Licensor therefor, upon receipt by Customer of proof of payment acceptable to Customer.

                         ARTICLE 10 - MATERIAL BREACH
                         ----------------------------

10.1 In the event of any material breach of, or material misrepresentation relating to, any Schedule by either party, the other party may terminate said Schedule by giving thirty (30) days' prior written notice thereof and/or pursue any other remedies and rights at law or in equity; provided, however, that such Schedule will not terminate at the end of said thirty (30) days' notice period if the party in breach has cured the misrepresentation or breach of which it has been notified prior to the expiration of said thirty (30) days.

10.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE, ONE TO THE OTHER, FOR INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE FURNISHING, PERFORMANCE, OR USE OF THE LICENSED PRODUCTS AND/OR SERVICES PROVIDED FOR IN THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARE INCLUDED IN AN AWARD AGAINST CUSTOMER RESULTING FROM A CLAIM FOR WHICH CUSTOMER IS INDEMNIFIED HEREUNDER AND EXCEPT FOR PERSONAL INJURY OR DEATH, OR DAMAGE TO REAL PROPERTY.

                         ARTICLE 11 - EXCUSABLE DELAYS
                         -----------------------------

11.1 In no event shall either party be liable one to the other, for any delay or failure to perform hereunder, which delay or failure to perform is due to causes beyond the control of said party, including, but not limited to, acts of God; acts of the public enemy; acts of the United States of America, or any state, territory or political division of the United States of America, or of the District of Columbia or any foreign government having jurisdiction over the parties; fires; floods; epidemics; quarantine restrictions; strikes; freight embargoes; and unusually severe weather conditions.

           11.1.1 Notwithstanding the provisions of Section 11.1 hereof, in every case the delay or failure to perform must be beyond the control and without the fault or negligence of the party claiming excusable delay.

11.2 Performance times under any Schedule shall be considered extended for a period of time equivalent to the time lost because of any delay which is excusable under this Article 11. If any such excusable delay shall last for a period of more than thirty (30) consecutive calendar days, the party not relying on the excusable delay, at its option, may terminate such Schedule.

                        ARTICLE 12 - THIRD PARTY CLAIMS
                        -------------------------------

12.1 Each party will indemnify, defend, and hold harmless the other from any claims, losses, or expenses (including reasonable attorneys' fees) arising from third party claims relating to or arising out of (i) the negligence, breach of contract, or misrepresentation of such party, its officers, employees, agents, or representatives, or (ii) the assertion of any strict liability standard.

                             ARTICLE 13 - NOTICES
                             --------------------

13.1 Any notices or other communications required or permitted to be given or delivered under this Agreement shall be in writing (unless otherwise specifically provided herein) and shall be sufficiently given if delivered personally or mailed by first-class mail, postage prepaid, to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center - South Tower, New York, NY 10080-6105 Attention: Group Manager-Systems & Technical Services Contracting, and to Peritus Software Services, Inc., 304 Concord Road, Billerica, MA 01821, Attn: Julian Chan, or to such other address or addressee as either party may from time to time designate to the other by written notice.

13.2 Any such notice or other communication shall be deemed to be given when it is personally delivered or as of the date it is placed in the mails in the manner specified.

                     ARTICLE 14 - ADVERTISING OR PUBLICITY
                     -------------------------------------

14.1 Neither party shall use the name or symbol of the other in advertising or publicity releases without securing the prior written consent of the other.

                            ARTICLE 15 - ASSIGNMENT
                            -----------------------

15.1 This Agreement shall be binding upon the parties and their respective legal successors and permitted assigns.

15.2 Neither party may assign this Agreement and/or any Schedules hereunder, along with any or all of the respective rights and obligations without the prior written consent of the other party and any such attempted assignment shall be void; provided however, that, upon written notice to Licensor, Customer may assign this Agreement and/or any Schedules hereunder, along with any or all of the respective rights and/or obligations to its parent company or to one of its subsidiaries or affiliated companies, without the consent of Licensor.

                          ARTICLE 16 - GOVERNING LAW
                          --------------------------

16.1 The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of New York. The parties hereto agree that the state and federal courts of New York shall be the proper forums for any legal controversy arising in connection with this Agreement, and the parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of such courts for such purpose. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self operative and no further instrument or action, other than service of process as is permitted by New York Law, shall be necessary in order to confer jurisdiction upon Licensor in any such court. The Convention on International Sale of Goods shall not apply to this Agreement and is hereby disclaimed.

          ARTICLE 17 - MODIFICATION, AMENDMENT, SUPPLEMENT AND WAIVER
          -----------------------------------------------------------

17.1 No modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

17.2 A failure or delay of either party to this Agreement to enforce at any time any of the provisions of this Agreement, or to exercise any option which is herein provided, or to require at any time performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provision of this Agreement.

                           ARTICLE 18 - SEVERABILITY
                           -------------------------

18.1 In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

                     ARTICLE 19 - EXHIBITS AND ATTACHMENTS
                     -------------------------------------

19.1 The terms and conditions of any and all Attachments, Exhibits and other attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

                             ARTICLE 20 - HEADINGS
                             ---------------------

20.1 The headings in this Agreement are for purposes of reference only and shall not in any way limit or affect the meaning or interpretation of any of the terms hereof.

                   ARTICLE 21 - EXPORT OF LICENSED PRODUCTS
                   ----------------------------------------

21.1 The parties hereby agree that this Agreement shall be subject to any laws, regulations, order or restrictions on the export of the Licensed Products, or information about the Licensed Products, which may be imposed at any time or from time to time by the U.S. Government. Both parties (i) shall comply with all such laws, regulations, permits, orders and other restrictions to the extent that they are applicable to Licensed Products and (ii) shall not, directly or indirectly, export or reexport the Licensed Products or any information about the Licensed Products to any country for which the U.S. Government, or any agency thereof, requires an export license or other governmental approval without first obtaining the same. With respect to all Licensed Products shipped outside of the United States pursuant to this Agreement, except as otherwise provided on a Schedule, Licensor shall act as the exporter of record for purposes of the Export Administration Act of 1979, as amended, and all other relevant laws or regulations and shall be responsible for obtaining all necessary validated export licenses and permits necessary to ship the Licensed Products to Installation Sites outside of the United States. Notwithstanding the foregoing, Licensor agrees to advise Customer of any import/export restrictions imposed by any governmental authority upon any of Licensor's products licensed by Customer.

                  ARTICLE 22 - FOREIGN CORRUPT PRACTICES ACT
                  ------------------------------------------

22.1 Licensor further represents and warrants that it is aware of and familiar with the provisions of the Foreign Corrupt Practices Act of 1977, as amended by the Omnibus Trade and Competitiveness Act of 1988 ("FCPA"), and its purposes and will take no action and make no payment in violation of, or which might cause Licensor or Customer to be in violation of, the FCPA. Licensor further represents and warrants that no person employed by it in connection with the performance of its obligations under this Agreement is an official of the government of any foreign country, or of any agency thereof, and that no part of any moneys or consideration paid hereunder shall accrue for the benefit of any such official. Notwithstanding anything to the contrary, if Licensor takes any action that could constitute a violation of the FCPA, Customer may, at its sole option, immediately terminate this Agreement and/or any Schedule issued hereunder. Furthermore, for purposes of reasonably ensuring compliance with the FCPA, Licensor agrees that, upon request by Customer at any time during the term of this Agreement, Licensor will make available for audit by an accounting firm designated by Customer which is reasonably acceptable to Licensor, Licensor's books, records and other documentation relevant to its business activities conducted pursuant to this Agreement. The accounting firm shall provide to Customer only such information obtained from such review that relates to a possible violation of the FCPA. Customer shall pay any and all costs of any such requested audit.

                         ARTICLE 23 - ENTIRE AGREEMENT
                         -----------------------------

23.1 This Agreement, together with all the Attachments, Exhibits and other attachments hereto, constitutes the entire Agreement between the parties and supersedes all previous agreements, promises, proposals, representations, understanding and negotiations, whether written or oral, between the parties respecting the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto, each acting under due and proper authority, have executed this Agreement as of the day, month and year first above written.

PERITUS SOFTWARE SERVICES, INC.             MERRILL LYNCH, PIERCE, FENNER
                                            & SMITH INCORPORATED

By:  /s/ Dominic Chan                       By:  /s/ Thomas Vesely
   ----------------------------                --------------------------
Name:  Dominic Chan                         Name: Thomas Vesely
     --------------------------
     (type or print)

Title:  President & CEO                     Title: Vice President
      -------------------------

Date:  1/26/96                              Date: 12/5/96
     --------------------------                  ------------------------

                                   EXHIBIT 1
                                   ---------

                               SCHEDULE NO. ( )
                               ----------------

This Schedule, dated as of ___________, 19__, is issued pursuant to, and incorporates herein, the Master License Agreement dated as of October 21, 1996 ("Agreement"), by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Customer") and Peritus Software Services, Inc. (" Licensor"). Any term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

DESCRIPTION OF
--------------
LICENSED PRODUCTS:                      Type of License:
------------------                      ----------------


Installation Site:                      Scheduled Delivery Date:
------------------                      ------------------------

                                        Deliver To:
                                        -----------

                                        Invoice To:
                                        -----------

License Fee: $                          Annual Maintenance Fee:       $
------------  ---------                 -----------------------        ---------


Documentation:  Two (2) copies of installation, user and technical documentation
-------------
in __________________ language for each license of the Licensed Products.

IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Schedule No.__ as of the day, month and year first written below.

PERITUS SOFTWARE SERVICES, INC.         MERRILL LYNCH, PIERCE, FENNER
                                        & SMITH INCORPORATED

By:                                               By:
   ----------------------------------------          --------------------------
Name:                                             Name:
     --------------------------------------            ------------------------
               (type or print)                              (type or print)

Title:                                            Title:
      -------------------------------------             -----------------------

Date:                                             Date:
     --------------------------------------            ------------------------

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                                   EXHIBIT 2
                                   ---------


                               Discount Schedule

1.) All license fees payable under this Agreement shall be ********************
**********************.

2.) All additional training, orientation and other support services requested by Customer which are not included as part of the license or maintenance fees shall be ********************************.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                                SCHEDULE NO. 1
                                --------------

This Schedule, dated as of October 21, 1996, is issued pursuant to, and incorporates herein, the Master License Agreement dated as of October 21, 1996 ("Agreement"), by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Customer") and Peritus Software Services, Inc. ("Licensor"). Any term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

DESCRIPTION OF LICENSED PRODUCTS:
---------------------------------

Peritus Year 2000 Software, consisting of the following components:

 .        Peritus COBOL Front-End
 .        Peritus AutoEnhancer/2000
 .        Peritus Year 2000 Mass Change Processes and Methodologies for the
         software known as AutoEnhancer/2000

Type of License: Enterprise
----------------

Installation Site:                              Scheduled Delivery Date:
------------------                              ------------------------

RS/6000 running AIX with PC                     October 21, 1996
workstations running Windows 95,
located at Licensor's site in Boston, MA.

Deliver To:                                     Invoice To:
-----------                                     -----------

N/A                                             Merrill Lynch, Pierce, Fenner &
                                                Smith Incorporated
                                                      570 Washington Street
                                                      New York, NY 10080
                                                      Attn: Susan Leuchinger

License Fee: *******, to be credited against the perpetual License Fee set forth
------------
in Section 2 hereof in the event Customer exercises the License Conversion Option described therein.

Annual Maintenance Fee: ***
-----------------------

Specifications:  See Attachment 1 attached hereto and made a part hereof
---------------

                                     S1-1

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                         Special Terms and Conditions
                         ----------------------------

1.      Acceptance Testing:
        -------------------

In conjunction with the license for access to and use of the Licensed Products granted to Customer pursuant to this Schedule, Licensor will utilize the Licensed Products to perform a Year 2000 renovation of Customer's Asset Power Program in order to (1) demonstrate the utility and accuracy of Licensor's automatic renovation process and tools, (2) provide Customer with production ready, Year 2000 renovated software, and (3) provide Customer sufficient information to evaluate Licensor's process and tools for Year 2000 renovation of Customer applications ("Acceptance Test"). The Acceptance Test will be performed in accordance with the Acceptance Test Plan set forth on Attachment A hereto and the renovated program will be provided to Customer no later than December 2, 1996. Upon receipt of the renovated program ("Renovated Program"), Customer shall have
********************************************************************************
**************************************************** and determine whether to exercise its option to acquire a perpetual license to use the Licensed Products for Year 2000 purposes, for internal use only, as set forth in Section 2 below.

2.      Customer Options:
        -----------------

Customer shall have the following options with respect to the Licensed Products:

A.      Customer shall have the right,
        ***********************************************************************
        ***** to convert the term license acquired pursuant to this Schedule to a perpetual license to use the Licensed Products for Year 2000 purposes, for internal use only ("License Conversion Option"), ************************************************************** for the
        License Fee paid pursuant to this Schedule No. 1 ("Converted License Fee").

        If Customer exercises the License Conversion Option: (i) Licensor shall promptly install the Licensed Products ready for use and in good working order, upon Customer's request and at Licensor's expense, at up to two
        (2) Customer sites on a RS/6000 system running AIX with PC workstations running Windows 95 (installation at any additional sites shall be at Customer's expense at Licensor's standard published charges then in effect for same); and (ii) notwithstanding the provisions of Section
        2.4.2 of the Agreement, Customer

                                     S1-2

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        shall pay the Converted License Fee (a) by December 31, 1996 if Licensor delivers the Renovated Program no later than December 16, 1996, or (b) within thirty (30) days of receipt of the Renovated Program if Licensor delivers the Renovated Program after December 16, 1996.

        In the event Customer exercises the License Conversion Option, Licensor shall thereafter provide the following:

        . Maintenance Services for the Licensed Products in accordance with Article 5 of the Agreement commencing upon installation thereof; provided however, that, notwithstanding the terms of
                Section 5.2 of the Agreement, the Annual Maintenance Fee shall be *********, due and payable as of January 1, 1998 (thereafter, the Annual Maintenance Fee will be subject to the provisions of
                Section 5.2.1 of the Agreement). As part of Maintenance Services, Licensor shall troubleshoot, diagnose, and resolve any problems encountered by Customer in using the Licensed Products in conjunction with required third party software, such as MicroFocus Revolve.

        . in accordance with Section 4.2 of the Agreement, the services of the following classifications of Licensor personnel, to provide training to the following number of Customer personnel in the use of the Licensed Products as described in Attachment B hereto *********************:

                Renovation Engineer I                   ************************
                Renovation Engineer II, III             ************************
                Technical Consultant                    ************************
                Factory Manager                         ************************

                Additional training for classes on site at Licensor's facilities will be made available at an additional charge of *********************************. For additional training for classes offered on Customer's site, the charge will be ******************************, plus reasonable out-of- pocket expenses approved by Customer in advance.

        . the following full-time resources at Customer's site(s) as specified by Customer, for a six (6) month period commencing January 1, 1997, **********************
                .       ******* Renovation Engineers on Customer's site(s)
                .       ***************** Development Engineer at Licensor's
                        site

                                     S1-3

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        . such consulting resources as may be requested by Customer, at the rates set forth in the Rate Table annexed hereto as Attachment C and in accordance with mutually agreed-to terms and conditions.

B. If Customer exercises the License Conversion Option, Customer shall also have the right to license additional front-ends for other languages as may be developed by Licensor, such as Assembler, RPG, and PL/I, for an additional license fee of **************. Licensor agrees to give Customer prompt notice of the completion of any such development. Customer will have a period of
        ***********************************************************************.
        Each additional front-end that Customer opts to license will be subject to acceptance testing in accordance with the provisions of Article 2 of the Agreement. For purposes of the Agreement, any such additional front-end accepted by Customer shall be considered a part of the "Licensed Product" for all purposes thereunder.

C. If Customer exercises the License Conversion Option and Licensor subsequently further develops the Licensed Products such that they may be used for generalized maintenance purposes, Customer shall have the right to license the generalized version of the Licensed Products for an additional one-time License Fee of **********. Licensor agrees to give Customer prompt notice of the completion of development of any such generalized version of the Licensed Products, and Customer will have a period of *************************************************************
        ***********.

Customer's exercise of any of the foregoing options shall be pursuant to a Schedule to the Agreement to be executed by the parties.

3. The following Sections of the Agreement are hereby modified as follows solely for purposes of this Schedule and any Schedule issued pursuant to Customer's exercise of its License Conversion Option:

 .       Section 1.4 is modified to read as follows: "Customer shall be entitled to keep copies of the Licensed Products off Customer's premises for purposes of safekeeping, without payment of an additional license fee therefor. Customer may at any time: (a) upon written notice to Vendor and at no charge, transfer any license to use the Licensed Products to any other Customer site and/or computer, and/or (b) with Licensor's consent, which consent shall not be unreasonably withheld, and at no charge, transfer any license to use the Licensed Products to a computer belonging to a third party (including without limitation, third party

                                     S1-4
        service bureau vendors who may process Customer's business) with whom Customer has contracted to obtain service if said party agrees in writing to comply with the terms of this Agreement and restrict the use of the Licensed Products to Customer. Customer may: (a) at no charge and without notice, (i) use any Licensed Product at any other location on a temporary basis for the purposes of program testing and emergency backup, and/or (ii) provide remote access to the Licensed Products installed at Customer's site to a third party with whom Customer has contracted to obtain service; and/or (b) at no charge and with Licensor's consent, which consent shall not be unreasonably withheld, provide the Licensed Products to a third party who has been retained by Customer to load the Licensed Products onto Customer's computing equipment at Customer's site or such third party's site if said party agrees in writing to comply with the terms of the Agreement and restrict the use of the Licensed Products to Customer's computing equipment."

 .       Section 1.6 is modified by adding the following phrase after each instance of the phrase "Licensed Products": "and all related material which is marked confidential".

 .       Sections 1.7 and 1.8 are deleted.

 .       Section 3.1 is modified by replacing the last sentence thereof with the following: "The parties agree to negotiate in good faith mutually acceptable terms and conditions to govern the escrow of the Source Code for the Licensed Products and to enter into an agreement setting forth such mutually acceptable terms and conditions by no later than December 15, 1996."

 .       Section 15.2 is modified by adding the following to the end thereof:
        "and provided further that, upon written notice to Customer, Licensor may assign this Agreement and/or any Schedules hereunder, along with any or all of the respective rights and/or obligations, to any entity with which Licensor may merge or which may acquire Licensor, other than a competitor of Customer, without the consent of Customer."

4. The following shall apply solely to any Schedule issued pursuant to Customer's exercise of its License Conversion Option:

 .       For purposes of Section 4.2, there will be two (2) Installation Sites, to be designated by Customer.

 .       Section 5.1.5 shall be modified as follows:

                "Licensor shall correct any malfunction, defect or nonconformity in each Licensed Product provided hereunder following telephonic notification

                                     S1-5

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        by Customer to Licensor of any such malfunction, defect or nonconformity which prevents the Licensed Product from performing in accordance with the Acceptance Test Criteria, the documentation provided hereunder and such other warranties, descriptions and specifications as may be set forth herein or in a Schedule. Licensor agrees to respond by telephone to any such request made during the hours of 8am to 5pm EST/EDT, Monday through Friday, *******************, and to any question or request for an enhancement **************************. If in the determination of Customer, any malfunction, defect or nonconformity which interrupts or materially affects Customer's use of the Licensed Products cannot be satisfactorily corrected through such telephone communication, Licensor agrees to respond
        ************************************************************************
        ************************************************* of Customer's initial request. If such problem is the result of Customer misuse of Licensed Product or unrelated to Licensed Product, Customer shall reimburse Licensor at Licensor's then current published standard rates for such services.


IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed

PERITUS SOFTWARE                            MERRILL LYNCH, PIERCE, FENNER
SERVICES, INC.                              & SMITH INCORPORATED

By:  /s/ Dominic Chan                       By:  /s/ Thomas Vesely
   ----------------------------                --------------------------

Name:     Dominic Chan                      Name:     Thomas Vesely
     --------------------------                  ------------------------

Title: President & CEO                      Title: Vice President
      -------------------------                   -----------------------

Date:       11/26/96                        Date:     12/5/96
     --------------------------                  ------------------------


                                     S1-6

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                        ATTACHMENT 1 TO SCHEDULE NO. 1
                        ------------------------------

                     SPECIFICATIONS FOR LICENSED PRODUCTS
                     ------------------------------------

The following specifications for the Licensed Products are incorporated herein by reference and made a part hereof:

PERITUS COBOL FRONT-END:
------------------------

****************************************************************************
*****************.

The following dialects are supported:

****************
************************************************
****************
****************


PERITUS AUTOENHANCER/2000:
--------------------------

a)      **********************************************************

b)      **********************************************************
****************************************************************
****************************************************************
****************************************************************
****************************************************************

c)      **********************************************************
****************************************************************
**********

        .        ******************
        .        ******************
        .        ******************
        .        ******************

d)      **********************************************************

                                     S1-7

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

e)      **********************************************************
****************************************************************
**********

        .        *********************
        .        *********************
        .        *********************

f)      **********************************************************

g)      **********************************************************

h)      **********************************************************
****************************************

i)      **********************************************************
****************************************************************
**********

j)      **********************************************************
****************************************************************
**********

k)      **********************************************************
****************************************************************
**********

l)      **********************************************************
**********

        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************
        .        ***********************

                                     S1-8

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        .        ***********************
        .        ***********************
        .        ***********************

        Peritus Year 2000 Mass Change Processes and Methodologies for the tool
        ----------------------------------------------------------------------
known as Automate 2000.
----------------------

This includes the following documentation and flow charts:

 .       ****************************************
 .       ****************************************
 .       ****************************************
 .       ****************************************
 .       ****************************************
 .       ****************************************
 .       ****************************************
 .       ****************************************
 .       ****************************************


                                     S1-9

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                                SCHEDULE NO. 2
                                --------------

This Schedule, dated as of December 16, 1996, is issued pursuant to, and incorporates herein, the Master License Agreement dated as of October 21, 1996 ("Agreement"), by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Customer") and Peritus Software Services, Inc. ("Licensor"). Any term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

DESCRIPTION OF LICENSED PRODUCTS:
---------------------------------

Peritus Year 2000 Software, consisting of the following components:

 .   Peritus COBOL Front-End
 .   Peritus AutoEnhancer/2000
 .   Peritus Year 2000 Mass Change Processes and Methodologies for the software known as AutoEnhancer/2000

Type of License:                        Scheduled Delivery Date:
----------------                        ------------------------

Enterprise                              See Section 2 below

Installation Site:                      Deliver/Invoice To:
------------------                      -------------------

See Section 2 below                     Merrill Lynch, Pierce, Fenner
                                        & Smith Incorporated
                                             570 Washington Street
                                             New York, NY 10080
                                             Attn: Susan Leuchinger

License Fee: ********** minus a credit of ********** for License Fees paid pursuant to Schedule No. 1 to the Agreement

Annual Maintenance Fee: See Section 4 below
----------------------

Specifications:  See Attachment 1 attached hereto and made a part hereof
--------------

                                     S2-1

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                         Special Terms and Conditions
                         ----------------------------

1. For purposes of this Schedule only, the Licensed Products shall be deemed to have been accepted by Customer in accordance with Article 2 of the Agreement as of the date first set forth above.

2. Licensor shall promptly install the Licensed Products ready for use and in good working order, upon Customer's request and at Licensor's expense, at up to two (2) Customer sites on a RS/6000 system running AIX with PC workstations running Windows 95 (installation at any additional sites shall be at Customer's expense at Licensor's standard published charges then in effect for same).

3. Notwithstanding the provisions of Section 2.4.2 of the Agreement, Customer shall pay the License Fee by December 31, 1996.

4.   Licensor shall provide Customer with the following:

     .  Maintenance Services for the Licensed Products in accordance with
        Article 5 of the Agreement, commencing upon installation thereof; provided however, that, notwithstanding the terms of Section 5.2 of the Agreement, the Annual Maintenance Fee shall be ********** due and payable as of January 1, 1998 (thereafter, the Annual Maintenance Fee will be subject to the provisions of Section 5.2.1 of the Agreement). As part of Maintenance Services, Licensor shall troubleshoot, diagnose, and resolve any problems encountered by Customer in using the Licensed Products in conjunction with required third party software, such as MicroFocus Revolve.

     . in accordance with Section 4.2 of the Agreement, the services of the follow ing classifications of Licensor personnel, to provide training to the follow ing number of Customer personnel in the use of the Licensed Products as described in Attachment A hereto at no additional charge:

                  Renovation Engineer I           ********************
                  Renovation Engineer II, III     **********************
                  Technical Consultant            ******************
                  Factory Manager                 ******************

        Additional training for classes on site at Licensor's facilities will be made available at an additional charge of ********************. For additional

                                     S2-2

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        training for classes offered on Customer's site, the charge will be ********** per instructor day, plus reasonable out-of- pocket expenses approved by Customer in advance.

      . the following full-time resources at Customer's site(s) as specified by
        Customer, for a six (6) month period commencing January 1, 1997, at
        **********

        .   ********** Renovation Engineers on Customer's site(s)
        .   ********** Development Engineer at Licensor's site

      . such consulting resources as may be requested by Customer, at the rates set forth in the Rate Table annexed hereto as Attachment B and in accordance with mutually agreed-to terms and conditions.

5. Customer shall also have the right to license additional front-ends for other languages as may be developed by Licensor, such as Assembler, RPG, and PL/I, for an additional license fee of ********** each. Licensor agrees to give Customer prompt notice of the completion of any such development. Customer will have a period of one year from the date that it receives said notice from Licensor to exercise this option. Each additional front-end that Customer opts to license will be subject to acceptance testing in accordance with the provisions of Article 2 of the Agreement. For purposes of the Agreement, any such additional front-end accepted by Customer shall be considered a part of the "Licensed Product" for all purposes thereunder.

6. If Licensor subsequently further develops the Licensed Products such that they may be used for generalized maintenance purposes, Customer shall have the right to license the generalized version of the Licensed Products for an additional one-time License Fee of **********. Licensor agrees to give Customer prompt notice of the completion of development of any such generalized version of the Licensed Products, and Customer will have a period of one year from the date it receives said notice to exercise this option.

7. The following Sections of the Agreement are hereby modified as follows solely for purposes of this Schedule:

      . Section 1.4 is modified to read as follows: "Customer shall be entitled to keep copies of the Licensed Products off Customer's premises for purposes of safekeeping, without payment of an additional license fee therefor. Customer may at any time: (a) upon written notice to Vendor and at no charge, transfer

                                     S2-3
          any license to use the Licensed Products to any other Customer site and/or computer, and/or (b) with Licensor's consent, which consent shall not be unreasonably withheld, and at no charge, transfer any license to use the Licensed Products to a computer belonging to a third party (including without limitation, third party service bureau vendors who may process Customer's business) with whom Customer has contracted to obtain service if said party agrees in writing to comply with the terms of this Agreement and restrict the use of the Licensed Products to Customer. Customer may: (a) at no charge and without notice, (i) use any Licensed Product at any other location on a temporary basis for the purposes of program testing and emergency backup, and/or (ii) provide remote access to the Licensed Products installed at Customer's site to a third party with whom Customer has contracted to obtain service; and/or (b) at no charge and with Licensor's consent, which consent shall not be unreasonably withheld, provide the Licensed Products to a third party who has been retained by Customer to load the Licensed Products onto Customer's computing equipment at Customer's site or such third party's site if said party agrees in writing to comply with the terms of the Agreement and restrict the use of the Licensed Products to Customer's computing equipment."

       . Section 1.6 is modified by adding the following phrase after each instance of the phrase "Licensed Products": "and all related material which is marked confidential".

       .  Sections 1.7 and 1.8 are deleted.

       . Section 3.1 is modified by replacing the last sentence thereof with the following: "The parties agree to negotiate in good faith mutually acceptable terms and conditions to govern the escrow of the Source Code for the Licensed Products and to enter into an agreement setting forth such mutu ally acceptable terms and conditions by no later than March 1, 1997."

       . For purposes of Section 4.2, there will be two (2) Installation Sites, to be designated by Customer.

       . Section 5.1.5 shall be modified to read as follows: "Licensor shall correct any malfunction, defect or nonconformity in each Licensed Product provided hereunder following telephonic notification by Customer to Licensor of any such malfunction, defect or nonconformity which prevents the Licensed Product from performing in accordance with the Acceptance Test Criteria, the documentation provided hereunder and such other warranties, descriptions and specifications as may be set forth herein or in a Schedule. Licensor agrees to respond by telephone to any such request made during the hours of 8am to 5pm EST/EDT, Monday through Friday,

                                     S2-4

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

          within ******* and to any question or request for an enhancement within ******* business day. If in the determination of Customer, any malfunction, defect or nonconformity which interrupts or materially affects Customer's use of the Licensed Products cannot be satisfactorily corrected through such telephone communication, Licensor agrees to respond by having at least ************* trained in the Licensed Products at the Installation Site within *********** of Customer's initial request. If such problem is the result of Customer misuse of Licensed Product or unrelated to Licensed Product, Customer shall reimburse Licensor at Licensor's then current published standard rates for such services."

       .  Section 15.2 is modified by adding the following to the end thereof:
          "and provided further that, upon written notice to Customer, Licensor may assign this Agreement and/or any Schedules hereunder, along with any or all of the respective rights and/or obligations, to any entity with which Licensor may merge or which may acquire Licensor, other than a competitor of Customer, without the consent of Customer."

IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Schedule No. 2 as of the day, month, and year first above written.

PERITUS SOFTWARE                     MERRILL LYNCH, PIERCE, FENNER
SERVICES, INC.                       & SMITH INCORPORATED

By:  /s/Allen Deary                  By:  /s/Thomas Vesely
   --------------------------------     ---------------------------------
Name:     Allen Deary                Name:       Thomas Vesely
     ------------------------------       -------------------------------
Title:    Vice President - Finance        Title:     Vice President
      -----------------------------             -------------------------
Date:    11/12/96                    Date:     12/16/96
     ------------------------------       -------------------------------


                                     S2-5

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                        ATTACHMENT 1 TO SCHEDULE NO. 1
                        ------------------------------

                     SPECIFICATIONS FOR LICENSED PRODUCTS
                     ------------------------------------
The following specifications for the Licensed Products are incorporated herein by reference and made a part hereof:

PERITUS COBOL FRONT-END:
-----------------------

Cob2pil/Cob2sym translates into Peritus Intermediate Language the most commonly utilized COBOL statements.

The following dialects are supported:
**********
********************
**********
**********

PERITUS AUTOENHANCER/2000:
-------------------------

a)  ********************

b)       ************************************************************
******************************************************************
******************************************************************
******************************************************************
**********************************.

c)       ************************************************************
******************************************************************
******************************************************************

         .    *********************
         .    *********************
         .    *********************
         .    *********************

d)       *****************************************************

e)        ************************************************************
******************************************************************
******************************************************************

                                     S2-6

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

         .    *********************
         .    *********************
         .    *********************

f)       **********************************************************

g)       **********************************************************

h)       **********************************************************

i)       **********************************************************
************************************************************

j)       ************************************************************
******************************************************************
******************************************************************

k)       ************************************************************
******************************************************************
******************************************************************

l)       ************************************************************
******************************************************************

         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
         .    *********************
              .   *********************
         .    *********************
         .    *********************
         .    *********************

                                     S2-7

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

Peritus Year 2000 Mass Change Processes and Methodologies for the tool known as
-------------------------------------------------------------------------------
Automate 2000.
-------------

This includes the following documentation and flow charts:

         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************
         .    **************************************






                                     S2-8